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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2002



                                -----------------


                               AT HOME CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                                               77-0408542
(State or other jurisdiction of         000-22697             (I.R.S. Employer
        incorporation)           (Commission File Number)    Identification No.)

                      One Waters Park Drive, Suite 160,              94403
                                San Mateo, CA                     (Zip Code)
                  (Address of principal executive offices)


                                 (650) 525-2930
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
                                -----------------



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On August 15, 2002, the United States Bankruptcy Court for the Northern District of California (the Honorable Thomas E. Carlson, Bankruptcy Judge) entered its Order (the "Confirmation Order") confirming the Joint Plan of Liquidation dated as of May 1, 2002, as modified, and the First Amendment thereto (the "Plan") of At Home Corporation (the "Registrant") and its affiliated debtor entities (together with the Registrant, the "Debtors"). The Confirmation Order is attached hereto as Exhibit 2.1, Exhibit 1 of which is the Plan, both of which are incorporated herein by reference. In accordance with the Court's order entered on June 18, 2002, the Debtors solicited votes on the Plan between June 21, 2002 and July 25, 2002. All voting classes voted overwhelmingly to accept the Plan, with more than 98% of all timely-received valid votes cast in favor of the Plan. Pursuant to the Confirmation Order, the Debtors mailed a Notice of (1) Entry of Order Confirming the Debtors' Joint Chapter 11 Plan of Liquidation Dated as of May 1, 2002, as Modified, and the First Amendment Thereto and (2) Final Administrative Claims Bar Date (the "Final Bar Date Notice") to the parties specified in Bankruptcy Rule 2002(f), (i), (j) and (k) on August 21, 2002. The Final Bar Date Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Under the Plan, all Senior Claims, including Allowed Administrative, Priority, Priority Tax and Secured Claims, are unimpaired and will be paid in full, and the Plan also provides payment in full of a class of convenience claims consisting of unsecured claims of $2,500 or less or those claims reduced to $2,500 by their holders. All other assets and property of the Debtors, as well as all of the Debtors' rights of action against third parties, are split under the Plan between the two primary creditor constituencies in the cases: the holders of the Debtors' subordinated bonds (the "Bondholders") and the Debtors' general unsecured creditors (the "General Unsecured Creditors"). The assets will be distributed to and administered by three liquidating trusts which will be charged with liquidating the Debtors' assets and pursuing any remaining litigation.

         The Plan furthers and incorporates an agreement reached through mediation before the Honorable Randall J. Newsome, Bankruptcy Judge (the "Committee Settlement") by and among the Debtors and the official committees appointed in the cases to represent the Debtors' unsecured creditors. A copy of the Committee Settlement Agreement is provided as Exhibit A to the Plan.

         In response to objections, the Plan was amended to provide that if the assets distributed to the liquidating trusts under the Plan yield more than the amount required to pay all unsecured creditors in full (including interest), such excess will be distributed first to the Debtors' subordinated claims (if any) until paid in full and then to the holders of equity interests and interest related claims. In accordance with the terms of the Committee Settlement and the Plan, and as provided in the Confirmation Order, the Bondholders shall be entitled to retain the proceeds from their distribution (if any) necessary not only to satisfy their own claims in full (including interest) but also to satisfy the deficiencies of the General Unsecured Creditors in the event the assets distributed to the General Unsecured Creditors are insufficient to satisfy such creditors in full (including interest). In the event the assets distributed to the General Unsecured Creditors are more than sufficient to satisfy such creditors in full (including interest), the Bankruptcy Court will determine the proper disposition of such excess. The plan amendment also effected an agreement between the Debtors, the Bondholders and two investment funds managed by Promethean Asset Management, L.L.C. to settle the claims of the funds against the Debtors.

                                       2
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         Pursuant to the Confirmation Order, any person asserting damages arising from the rejection of executory contracts or unexpired leases rejected under the Plan (a "Rejection Claim") must submit a proof of claim for such damages so that such Rejection Claim is actually received on or before September 16, 2002 at 4:00 p.m. Pacific Daylight Time by At Home Corporation c/o Robert L. Berger & Associates LLC, PMB 1010, 10351 Santa Monica Boulevard, Suite 101A, Los Angeles, California 90025.

         Pursuant to the Confirmation Order, any person alleging entitlement to payment on a Claim for payment of costs or expenses of administration specified in sections 503(b) and 507(a) of the Bankruptcy Code, including, without limitation, (a) any post-petition taxes subject to administrative treatment and
(b) fees and charges assessed against the Debtors or their estates pursuant to 28 U.S.C. ss. 1930 (but excluding Fee Claims, for which the bar date is September 30, 2002, as indicated in the Final Bar Date Notice) for the period from April 1, 2002 through August 15, 2002 (an "Administrative Claim"), must file with the Bankruptcy Court and serve on counsel for the Debtors a motion requesting payment (an "Administrative Claim Request") so that such Administrative Claim Request is actually received not later than September 16, 2002 at 4:00 p.m. Pacific Daylight Time (the "Final Administrative Claim Bar Date"). The addresses for filing and service of Administrative Claim Requests are set forth in the Final Bar Date Notice.

         Pursuant to the Confirmation Order, parties asserting claims for reimbursement of professional fees and expenses under sections 330(a), 331, or 503 of the Bankruptcy Code (a "Fee Claim") must file with the Bankruptcy Court and serve on counsel for the Debtors an application for payment so that such Fee Claim is actually received not later than September 30, 2002 at 4:00 p.m. Pacific Daylight Time. The addresses for filing and service of Fee Claims are set forth in the Final Bar Date Notice.

         Pursuant to the Confirmation Order, all proofs of claim, applications and requests for payment of Rejection Claims, Administrative Claims and Fee Claims must comply with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Rules of Bankruptcy Procedure and any applicable orders on file in the Debtors' Chapter 11 Cases. Any party not asserting such Rejection Claims, Administrative Claims and Fee Claims within the applicable period as set forth above will be forever barred from asserting such claims against the Debtors, the Creditors' Committees or any entity created under or pursuant to the Plan.

         As of August 20, 2002, according to the OTC Bulletin Board, there were 324,097,000 shares of the Registrant's common stock issued and outstanding. Under the Plan, the entry of the Confirmation Order approved and effected the cancellation of all the capital stock and all options or other rights to acquire the capital stock outstanding immediately prior to the effective date of the Plan without any conversion thereof or distribution with respect thereto, other than as set forth in Article 12.N of the Plan.

         A summary of the assets and liabilities of the Debtors is contained in the June Monthly Operating Report filed with the Bankruptcy Court July 31, 2002 and attached as Exhibit 99.1 to the Registrant's Form 8-K filed August 2, 2002 and is incorporated herein by reference.


                                       3
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit.

                  The following exhibits are filed as a part of this report:

                                                         INCORPORATED
EXHIBIT NO.       DESCRIPTION                            HEREIN BY REFERENCE            FILED HEREWITH
-----------       -----------                            -------------------            --------------

2.1               Confirmation Order (including
                  Debtors' Joint Plan of Liquidation,
                  as amended)                                                                    X

99.1              Notice of Entry of the Confirmation                                            X
                  Order to be mailed on August 21, 2002.

99.2              June Monthly Operating Report          Exhibit 99.1 to the
                                                         Registrant's Form 8-K filed
                                                         August 2, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AT HOME CORPORATION.



                                            By: /S/ JACQUELYN CRAWFORD
                                                --------------------------------
                                                Jacquelyn Crawford
     Date: August 22, 2002                      Treasurer


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                                INDEX OF EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------

2.1               Confirmation Order (including Debtors' Joint Plan of
                  Liquidation, as amended).

99.1 Notice of Entry of the Confirmation Order to be mailed on August 21, 2002.